UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) October 22, 2003

AMERICAN SHARED HOSPITAL SERVICES

(Exact name of registrant as specified in its chapter)

California	0-8789	94-2918118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3700, San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 415-788-5300

(Former name or former address, if changed since last report)

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9: REGULATION FD DISCLOSURE
SIGNATURE
Exhibit 99.1

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Earnings Press Release, dated 10/22/03

ITEM 9: REGULATION FD DISCLOSURE

     On October 22, 2003, the Company announced its financial results for the three and nine months ended September 30, 2003. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2003	American Shared Hospital Services

	By:	/s/ Ernest A. Bates, M.D.

Ernest A. Bates, M.D. Chairman and CEO